UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): December 30, 2021

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 5.07 below is incorporated by reference into this Item 5.03. On December 30, 2021, Camber Energy, Inc. (the “Company”) filed an amendment to the Company’s articles of incorporation to effect the Authorized Share Increase approved at the Special Meeting on December 30, 2021.

The description of the amendment is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to, and incorporated by reference in, this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2021, the Company held a special meeting of stockholders (the “Special Meeting”).  As of November 22, 2021, the record date for the Special Meeting, there were 250,000,000 shares of common stock issued and outstanding (the holders of shares of common stock are entitled to one vote for each share held), and 3,886 shares of Series C Preferred Stock issued and outstanding, with the votes associated with such Series C Preferred Stock, given beneficial ownership limitations, totaling 62,421,895, resulting in an aggregate of 312,421,895 total voting shares. Of such total voting shares, 181,838,402 shares, or 58.2%, were present in person or represented by proxy, which constituted a quorum.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Proposal 1. - The Company's stockholders approved an amendment to the Company's Articles of Incorporation to increase the number of our authorized shares of common stock from 250,000,000 to 1,000,000,000 (the “Authorized Share Increase”). The voting on this proposal is set forth below:

Votes For	Votes Against	Abstain
161,656,586	20,112,086	69,730

Proposal 2. - The Company’s stockholders authorized the Company’s Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1 listed above at the time of the Special Meeting. The voting on this proposal is set forth below:

Votes For	Votes Against	Abstain
107,985,203	11,835,678	485,149

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Articles of Incorporation of Camber Energy, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: December 30, 2021	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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